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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



    Date of Report (Date of earliest event reported)     APRIL 9, 2003
                                                    ---------------------------


                               SSP SOLUTIONS, INC.
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             (Exact name of registrant as specified in its charter)


           DELAWARE                      000-26227               33-0757190
           --------                      ---------               ----------
(State or other jurisdiction            (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



                17861 CARTWRIGHT ROAD, IRVINE, CALIFORNIA   92614
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              (Address of principal executive offices)    (Zip Code)



Registrant's telephone number, including area code         (949) 851-1085
                                                  ------------------------------



                                 NOT APPLICABLE
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          (Former name or former address, if changed since last report)



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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a)      FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Not applicable.

         (b)      PRO FORMA FINANCIAL INFORMATION. Not applicable.

         (c)      EXHIBITS.

                  Exhibit
                  Number   Description
                  ------   -----------

                  99.1 Press release dated April 9, 2003 relating to annual results for 2002

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

         On April 9, 2003, SSP Solutions, Inc. issued a press release discussing its financial condition and results of operations for the year ended December 31, 2002. The full text of the press release is attached as
Exhibit 99.1 and incorporated by reference into this Form 8-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 16, 2003                SSP SOLUTIONS, INC.

                                     By:  /s/ MARVIN J. WINKLER
                                          --------------------------------------
                                          Marvin J. Winkler, Chief Executive
                                            Officer



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                         EXHIBITS FILED WITH THIS REPORT

 Exh. No.   Description
 --------   -----------

   99.1 Press release dated April 9, 2003 relating to annual results for 2002